UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 21, 2005

Angeion Corporation

(Exact name of registrant as specified in its charter)

Minnesota

(State or other jurisdiction of incorporation)

001-13543	41-1579150
(Commission File Number)	(IRS Employer Identification No.)

350 Oak Grove Parkway
Saint Paul, Minnesota	55127-8599
(Address of principal executive offices)	(Zip Code)

(651) 484-4874

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1               Registrant’s Business and Operations

Item 1.01               Entry into a Material Definitive Agreement

On July 21, 2005, at the Annual Meeting of Shareholders of Angeion Corporation, the shareholders approved an amendment to the Angeion Corporation 2002 Stock Option Plan to increase the number of shares authorized under the plan from 600,000 to 800,000.  A copy of the plan, as amended, is attached as Exhibit 10.1.

Section 9               Financial Statements and Exhibits
Item 9.01               Financial Statements and Exhibits

(a)           Financial statements:  None

(b)           Pro forma financial information:  None

(c)           Exhibits:

Exhibit 10.1            Angeion Corporation 2002 Stock Option Plan, as amended through July 21, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGEION CORPORATION

Dated: July 27, 2005	By	/s/ Dale H. Johnson
Dale H. Johnson
Chief Financial Officer